UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 29, 2017

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on October 4, 2017 (the “Original Form 8‑K”) by Coca‑Cola Bottling Co. Consolidated (the “Company”) with the Securities and Exchange Commission (the “SEC”) to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K, which were omitted from the Original Form 8-K pursuant to paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K. The Original Form 8-K was filed, in part, to report the Company’s completion of two transactions with Coca‑Cola Refreshments USA, Inc. (“CCR”), a wholly-owned subsidiary of The Coca‑Cola Company, specifically (i) the exchange with CCR of certain distribution assets and regional manufacturing facilities and related assets and (ii) the acquisition from CCR of certain distribution assets (collectively, the “2017 Tranche 2 Expansion Transactions”). As a result of the 2017 Tranche 2 Expansion Transactions, the aggregate business acquired by the Company from CCR in fiscal 2017 through October 2, 2017 (the “2017 CCR Expansion Transactions”) is significant under Rule 3‑05 of Regulation S-X and Item 2.01 of Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined statements of assets acquired and liabilities assumed for the 2017 CCR Expansion Transactions as of December 31, 2016 and December 31, 2015 and audited combined statements of net revenues and direct operating expenses for the 2017 CCR Expansion Transactions for each of the two years ended December 31, 2016 and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The interim unaudited combined statement of assets acquired and liabilities assumed as of June 30, 2017 and December 31, 2016 and the unaudited combined statements of net revenues and direct operating expenses for each of the six month periods ended June 30, 2017 and July 1, 2016 and the notes thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

Pursuant to a letter dated June 21, 2017 from the Staff of the SEC’s Division of Corporation Finance, the Staff stated that it would not object to the Company’s proposal to provide the abbreviated financial statements described above in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the 2017 CCR Expansion Transactions for the year ended January 1, 2017 and as of and for the first half ended July 2, 2017 and the notes thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X, and are not indicative of the results of operations that would have been realized had the closings for the 2017 CCR Expansion Transactions actually been completed on the dates indicated, nor are they indicative of the 2017 CCR Expansion Transactions’ operations going forward.

(d)	Exhibits.

Exhibit No.	Description	Incorporated by Reference or Filed Herewith
23.1	Consent of Ernst & Young LLP.	Filed herewith.
99.1

The audited combined statements of assets acquired and liabilities assumed as of December 31, 2016 and December 31, 2015 and audited combined statements of net revenues and direct operating expenses for each of the two years ended December 31, 2016 and the notes thereto.

Filed herewith.
99.2

The interim unaudited combined statement of assets acquired and liabilities assumed as of June 30, 2017 and December 31, 2016 and unaudited combined statements of net revenues and direct operating expenses for each of the six month periods ended June 30, 2017 and July 1, 2016 and the notes thereto.

Filed herewith.
99.3	Unaudited pro forma condensed combined financial statements for the year ended January 1, 2017 and as of and for the first half ended July 2, 2017 and the notes thereto.	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: December 15, 2017	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III Senior Vice President, Chief Financial Officer